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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 1, 2004

                             STRAYER EDUCATION, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Maryland                      000-21039              52-1975978
--------------------------------      ----------------       -------------------
(State or other jurisdiction of       (Commission File        (I.R.S. Employer
 incorporation or organization)            Number)           Identification No.)


1100 Wilson Boulevard Suite 2500 Arlington, VA                     22209
----------------------------------------------                  -----------

(Address of principal executive offices)                         (Zip Code)

       Registrant's telephone number, including area code: (703) 247-2500
                                 Not applicable
          (Former name or former address, if changed since last report)




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Item 5.  Other Events

On July 1, 2004, Strayer Education, Inc. announced the conversion of all remaining outstanding Series A Preferred Shares into common shares. The July 1, 2004 Press Release is attached hereto as an exhibit and incorporated herein by reference.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

          Exhibit  99.01            Press Release dated July 1, 2004








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--------------------------------------------------------------------------------

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                    Strayer Education, Inc.
Date:  July 1, 2004                            By:  /s/ Mark C. Brown
                                                    ----------------------------
                                                    Mark C. Brown
                                                    Senior Vice President and
                                                    Chief Financial Officer




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                                  EXHIBIT INDEX



     EXHIBIT                        DESCRIPTION
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99.01                      Press Release dated July 1, 2004









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